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                                                                      EXHIBIT 21

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       AK STEEL HOLDING CORPORATION SUBSIDIARIES
                                                                                                    State/Country of
Name                                                                                                 Incorporation
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
Advanced Materials Processing Inc.                                                                     Delaware

AFSG Holdings, Inc.                                                                                    Delaware

AH Management, Inc.                                                                                    Delaware

AH (UK) Inc.                                                                                           Delaware

AK Asset Management Company                                                                            Delaware

AK Steel Receivables Ltd.                                                                                Ohio

AK Steel Corporation                                                                                   Delaware

AK Steel Foreign Sales Corporation                                                                     Barbados

AKS Hydroform                                                                                            Ohio

AKS Investments, Inc.                                                                                    Ohio

AKS Coating Inc.                                                                                         Ohio

AKSR Investments, Inc.                                                                                   Ohio

Armco Advanced Materials, Inc.                                                                         Delaware

Armco BV Holland                                                                                      Netherlands

Armco Europe Limited                                                                                 United Kingdom

Armco Financial Services Corporation                                                                   Delaware

Armco Financial Services International, Inc.                                                             Ohio

Armco Financial Services International, Ltd.                                                           Delaware

Armco GMBH                                                                                             Germany

Armco Grundstucksverwaltungs GMBH                                                                      Germany

Armco Insurance Group Inc.                                                                             Delaware

Armco Limited                                                                                        United Kingdom

Armco Management Corporation                                                                           Delaware

Armco Merchandising SA Belgium                                                                         Belgium

Armco Pacific Financial Services Limited                                                               Vanuatu

Armco Pacific Limited                                                                                 Singapore

Armco Properties, Inc.                                                                                 Delaware

Armco SA                                                                                                Spain

Armco S.A.R.L.                                                                                         France

Armco SMM SRL Italy                                                                                    Italy

Compass Insurance Company                                                                              New York

DDI Holding, Inc.                                                                                      Delaware
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
Douglas Dynamics, L.L.C.                                                                               Delaware

Eveleth Mines L.L.C. (EVTAC)                                                                           Minnesota

Everest International, Inc.                                                                              Ohio

Feralloy/Armco Specialty Processing Company                                                            Delaware

First Stainless, Inc.                                                                                  Delaware

First Taconite Company                                                                                 Delaware

FSA Services Corp.                                                                                     Delaware

Materials Insurance Company                                                                          Cayman Islands

Northwestern National Insurance Company of Milwaukee, Wisconsin                                        Wisconsin

Rockport Inc.                                                                                            Ohio

Rockport Roll Shop L.L.C.                                                                              Delaware

Vicksmetal/Armco Associates                                                                            Delaware

Virginia Horn Taconite Company                                                                         Minnesota
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